CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated January 22, 1998 included in the MDU Resources Group, Inc. Annual Report to Stockholders for 1997. We also consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-3, No. 33-46605 and No. 333-06127, and on
Form S-8, No. 33-54486, No. 33-53896, No. 333-06103, No. 333-06105,
No. 333-27879 and No. 333-27877.





                         /s/  ARTHUR ANDERSEN LLP
                         ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
March 6, 1998



                      CONSENT OF ENGINEER


     We hereby consent to the reference to our reports dated
January 12, 1998, appearing in this Annual Report on Form 10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and No. 333-06127 and on Form S-8, No. 33-54486, No. 33-53896, No. 333-06103,
No. 333-06105, No. 333-27879 and No. 333-27877 of MDU Resources
Group, Inc. and in the related Prospectuses of the reference to such reports appearing in this Annual Report on Form 10-K.




                    /s/  RALPH E. DAVIS ASSOCIATES, INC.
                    RALPH E. DAVIS ASSOCIATES, INC.

Houston, Texas
March 6, 1998


                      CONSENT OF ENGINEER


     We hereby consent to the reference to our report dated
May 9, 1994, appearing in this Annual Report on Form 10-K.

     We also consent to the incorporation by reference in the Registration Statements on Form S-3, No. 33-46605 and No. 333-06127, and on Form S-8, No. 33-54486, No. 33-53896, No. 333-06103,
No. 333-06105, No. 333-27879 and No. 333-27877 of MDU
Resources Group, Inc. and in the related Prospectuses of the reference to such report appearing in this Annual Report on Form
10-K.




                    /s/  WEIR INTERNATIONAL MINING CONSULTANTS
                    WEIR INTERNATIONAL MINING CONSULTANTS

Des Plaines, Illinois
March 6, 1998